UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14 (a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the registrant  ☒                             Filed by a party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting material pursuant to § 240.14a-12.

C&J Energy Services, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person (s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Important Notice Regarding the Availability of Proxy Materials for the C&J Energy Services, Inc. Annual Stockholders Meeting to be held on May 29, 2018

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, go to www.proxydocs.com/CJ. To submit your vote while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2018 Annual Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's annual meeting, please make this request on or before May 18, 2018.

For a Convenient Way to VIEW Proxy Materials – and – VOTE Online go to: www.proxydocs.com/CJ

Proxy Materials Available to View or Receive:
1. Notice & Proxy Statement 2. Annual Report

Printed materials may be requested by one of the following methods:

INTERNET	TELEPHONE	*E-MAIL
www.investorelections.com/CJ	(866) 648-8133	paper@investorelections.com

You must use the 12 digit control number located in the shaded gray box below.

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

ACCOUNT NO. SHARES

Please see the proxy materials for information on how to attend the meeting and vote in person.

C&J Energy Services, Inc. Notice of Annual Stockholders Meeting

Date: Tuesday, May 29, 2018
Time: 9:30 A.M., local time
Place: C&J headquarters, 3990 Rogerdale Rd., Houston, Texas 77042

The purpose of the Annual Meeting is to take action on the proposals listed below.

The Board of Directors recommends that you vote "FOR" the following:

1. Election of Class I Directors

   Nominees 01 Stuart Brightman
   02 Michael Zawadzki

The Board of Directors recommends that you vote "FOR" the following:

2. Advisory vote to approve the 2017 compensation of the Company's named executive officers

The Board of Directors recommends that you vote "ONE YEAR" for the following:

3. Advisory vote on the frequency of the named executive officer compensation advisory vote

The Board of Directors recommends that you vote "FOR" the following:

4. Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018

C&J ENERGY SERVICES

ANNUAL MEETING OF C&J ENERGY SERVICES, INC.

Date: Tuesday, May 29, 2018
Time: 9:30 A.M., local time
Place: C&J headquarters, 3990 Rogerdale Rd., Houston, Texas 77042

Please make your marks like this: ☒ **Use dark black pencil or pen only**

The Board of Directors Recommends a Vote **FOR** proposals 1, 2, and 4 and **ONE YEAR** on proposal 3.

1: Election of Class I Directors

	For	Withhold	Directors Recommend
01 Stuart Brightman	☐	☐	For
02 Michael Zawadzki	☐	☐	For

	For	Against	Abstain		Directors Recommend
2: Advisory vote to approve the 2017 compensation of the Company's named executive officers.	☐	☐	☐		For

	1 year	2 years	3 years	Abstain	Directors Recommend
3: Advisory vote on the frequency of the named executive officer compensation advisory vote.	☐	☐	☐	☐	1 Year

	For	Against	Abstain		Directors Recommend
4: Ratification of the appointment of KPMG LLP as the Company's Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2018.	☐	☐	☐		For

Authorized Signatures - This section must be completed for your Instructions to be executed.

Please Sign Here ____________ Please Date Above ____________

Please Sign Here ____________ Please Date Above ____________

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

← Please separate carefully at the perforation and return just this portion in the envelope provided. ←

C&J ENERGY SERVICES

Annual Meeting of C&J Energy Services, Inc.
to be held on Tuesday, May 29, 2018
for Stockholders as of April 2, 2018

This proxy is being solicited on behalf of the Board of Directors

VOTE BY:

INTERNET

Go To
www.proxypush.com/CJ
- Cast your vote online.
- View Meeting Documents.

OR

TELEPHONE

Call
866-243-5447
- Use any touch-tone telephone.
- **Have your Proxy Card/Voting Instruction Form ready.**
- Follow the simple recorded instructions.

OR

MAIL

- Mark, sign and date your Proxy Card/Voting Instruction Form.
- Detach your Proxy Card/Voting Instruction Form.
- Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.

The undersigned hereby appoints Donald J. Gawick and Danielle E. Hunter, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of C&J Energy Services, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IN THE MANNER RECOMMENDED BY THE BOARD OF DIRECTORS AS STATED HEREIN AS APPROPRIATE.

All votes must be received by 5:00 P.M., Eastern Time, May 25, 2018.

PROXY TABULATOR FOR

C&J ENERGY SERVICES, INC.
P.O. BOX 8016
CARY, NC 27512-9903

EVENT #

CLIENT #

Proxy — C&J Energy Services, Inc.Annual Meeting of Stockholders May 29, 2018 at 9:30 A.M. (local time)This Proxy is Solicited on Behalf of the Board of DirectorsThe undersigned appoints Donald J. Gawick and Danielle E. Hunter (the “Named Proxies”) and each of them as proxies for the undersigned, with full power of substitution, to vote the common shares of C&J Energy Services, Inc., a Delaware corporation (“the Company”), the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Company’s headquarters, located at 3990 Rogardele Rd., Houston, Texas 77042, on Tuesday, May 29, 2018 at 9:30 A.M., local time.Please The purpose of the Annual Meeting is to take action on the following:1. The election of two directors to serve as Class I Directors until the 2021 Annual separate Meeting of Shareholders; 2. An advisory vote to approve the 2017 compensation of the Company’s carefully named executive officers; at 3. An advisory vote on the frequency of the named executive officer the compensation advisory vote; and 4. The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending perforation December 31, 2018. and We will also consider and vote upon any other business that is properly presented at the Annual Meeting (or any adjournments or postponements return thereof). just The Class I Directors up for re-election are: Stuart Brightman and Michael this Zawadzki.The Board of Directors of the Company recommends a vote “FOR” re-election of these nominees for director in Proposal 1; a vote “FOR” each of Proposals 2 and 4, and a vote of portion “ONE YEAR” for Proposal 3. in the This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted in the manner recommended by the Board of Directors as stated herein as appropriate. envelope In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Annual Meeting or any provided adjournment or postponement thereof.. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign and return this card.To attend the meeting and vote your shares in person, please mark this box.